UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         February 3, 2005
                                                   -----------------------------

                              Amazon Biotech, Inc.
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             (Exact name of registrant as specified in its charter)

          Utah                          0-26753                   87-0416131
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(State or other jurisdiction          (Commission              (IRS Employer
 of incorporation)                     File Number)          Identification No.)

            43 WEST 33RD STREET, SUITE 405, NEW YORK, NEW YORK 10001
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (212) 695-3003

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

      On February 3, 2005, we entered into a consulting agreement with Halcyon, S.A., a Panamanian corporation, whereby Halcyon agreed to provide business strategy consulting services to us. In consideration for the services to be rendered by Halcyon, we agreed to issue to Halcyon 1,500,000 shares of our common stock and, at the request of Halcyon, to register up to 750,000 shares issued to Halcyon in the event that we register (except for registrations on Forms S-8 or S-4) any of our shares of common stock under the Securities Act of 1933.

Item 1.02   Termination of a Material Definitive Agreement.

      Not applicable.

Item 1.03   Bankruptcy or Receivership.

      Not applicable.

Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

      Not applicable.

Item 2.02   Results of Operations and Financial Condition.

      Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable.

Item 2.05   Costs Associated with Exit or Disposal Activities.

      Not applicable.

Item 2.06   Material Impairments.

      Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

      Not applicable.


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

Item 3.02   Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 3.03   Material Modification to Rights of Security Holders.

      Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

      Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.

Section 8 - Other Events

Item 8.01   Other Events.

      Not applicable.


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

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            99.1 February 3, 2005 Consulting Agreement by and between Amazon Biotech, Inc. and Halcyon, S.A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               AMAZON BIOTECH, INC.

                                               (Registrant)


Date:  April 26, 2005                          By: /s/ Mechael Kanovsky, Ph.D.
                                                   -----------------------------
                                                        Mechael Kanovsky, Ph.D.,
                                                        President


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